EX-10.5

                                COMMERCIAL LEASE

                                     BETWEEN

                              THERMODYNETICS, INC.

                                       AND

                             TURBOTEC PRODUCTS, INC.

                              FOR ____________ ROAD

                              WINDSOR, CONNECTICUT

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                                TABLE OF CONTENTS

ARTICLE I - REFERENCE DATA

         Section 1.01      Definitions
         Section 1.02      Exhibits.

ARTICLE II - LEASED PREMISES

         Section 2.01      Leased Premises
         Section 2.02      Exclusions from Leased Premises
         Section 2.03      Hours of Operation

ARTICLE III - TERM

         Section 3.01      Term
         Section 3.02      Lease

ARTICLE IV - RENT AND OTHER CHARGES

         Section 4.01      Yearly Fixed Rent Payments
         Section 4.02      Adjusted Rent
         Section 4.03      Real Estate Taxes
         Section 4.04      Utilities.
         Section 4.05      Common Area Maintenance Charges ("CAM Charges")
         Section 4.06      Late Payments

ARTICLE V - CONSTRUCTION OF LEASED PREMISES

ARTICLE VI - USE OF LEASED PREMISES; MAINTENANCE AND REPAIR

         Section 6.01      Permitted Uses
         Section 6.02      Compliance with Laws
         Section 6.03      Nuisance
         Section 6.04      Excessive Load
         Section 6.05      Maintenance and Repair
         Section 6.06      Property Installed by Tenant-Turbo
         Section 6.07      Signage
         Section 6.07      Estoppel Certificate

ARTICLE VII - INSURANCE

         Section 7.01      Insurance by Tenant-Turbo
         Section 7.02      Landlord-as Additional Insured
         Section 7.03      Insurance Taken Out by Landlord-TDYT

ARTICLE VIII - LANDLORD-TDYT'S ACCESS

ARTICLE IX - SURRENDER OF LEASED PREMISES

ARTICLE X - CASUALTY, EMINENT DOMAIN, ETC.

         Section 10.01     Rent Abatement
         Section 10.02     Assignment of Rights to Landlord
         Section 10.03     Lease/Assignment

                                      (i)
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ARTICLE XI - EVENTS OF DEFAULT

         Section 11.01     Events of Default
         Section 11.02     Failure to Pay
         Section 11.03     Failure to Comply with Covenants
         Section 11.04     Suspension of Business
         Section 11.05     Insolvency
         Section 11.06     Writ of Attachment; Execution
         Section 11.07     Transfer of Ownership

ARTICLE XII - LANDLORD-TDYT'S REMEDIES ON DEFAULT

         Section 12.01     Remedies
                 12.01.1      Action under Law or Equity
                 12.01.2      Possession; Sublease
                 12.01.3      Termination of Lease
                 12.01.4      Collection of Rents
                 12.01.5      Alterations and Repairs
                 12.01.6      Liquidated Damage
         Section 12.02     Remedies Cumulative
         Section 12.03     Landlord-TDYT's Right to Cure Default
         Section 12.04     Cost of Collection
         Section 12.05     Waivers

ARTICLE XIII - ASSIGNMENT AND SUBLEASING

         Section 13.01     Assignment and Subletting
         Section 13.02     Limitation on Consent to Sublease
         Section 13.03     Excess Rent

ARTICLE XIV - QUIET ENJOYMENT

ARTICLE XV - SUBORDINATION OF LEASE

ARTICLE XVI - WAIVER OF SUBROGATION

ARTICLE XVII - INDEMNIFICATION

         Section 17.01     Indemnification by Tenant-Turbo
         Section 17.02     Limitation of Liability of Landlord-TDYT
         Section 17.03     Indemnification by Landlord-TDYT

ARTICLE XVIII - MISCELLANEOUS

         Section 18.01     Waivers
         Section 18.02     Notice of Lease
         Section 18.03     Notices
         Section 18.04     Bind and Inure; Limitation of Landlord-TDYT's
                           Liabilities
         Section 18.05     Landlord-TDYT's Default
         Section 18.06     Brokerage
         Section 18.07     Severability
         Section 18.08     Acceptance of Lesser Payments
         Section 18.09     Lease Not Partnership

                                      (ii)
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         Section 18.10     Captions
         Section 18.11     Connecticut Law
         Section 18.12     Excusable Delays

                                     (iii)
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                           ARTICLE I - REFERENCE DATA

         Section 1.01 DEFINITIONS.As used in this lease, the following terms shall have the respective meanings set forth below:

         EXECUTION DATE:                     April___, 2006

         OWNER:                              Thermodynetics, Inc.

         LANDLORD-TDYT:                      Thermodynetics, Inc.

         LANDLORD-TDYT'S ORIGINAL ADDRESS:   651 Day Hill Road
                                             Windsor, Connecticut 06095

         TENANT-TURBO:                       Turbotec Products, Inc.

         TENANT-TURBO'S ORIGINAL ADDRESS:    651 Day Hill Road
                                             Windsor, Connecticut 06095

         OCCUPANCY DATE:                     April 1, 2006

         TERM COMMENCEMENT DATE:             April 1, 2006

         RENT COMMENCEMENT DATE:             April 1, 2006

         EXPIRATION DATE:                    March 31, 2011

         PERMITTED USE:                      The  Leased  Premises,  as  defined
                                             herein,  shall  only  be  used as a
                                             manufacturing   facility  including
                                             office use and laboratory  use, all
                                             related to Tenant-Turbo's business.

         YEARLY FIXED RENT:                  As set forth in ss.4.01 hereof.

         FIRST MONTHLY PAYMENT DUE DATE:     Upon execution

         PROPERTY:                           ____________     Road,     Windsor,
                                             Connecticut

         LEASED PREMISES:                    Deemed approximately _______ square
                                             feet of space  within the  building
                                             located at _______  Road,  Windsor,
                                             Connecticut,  as shown and  further
                                             identified  on  EXHIBIT A  attached
                                             hereto.

         LEASED AREA:                        Approximately ______ square feet

         BUILDING FLOOR AREA:                Approximately ________ square feet

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         LANDLORD-TDYT'S FISCAL YEAR:        April 1 - March 31

         TENANT-TURBO'S PROPORTIONATE SHARE:          ______%

         Section 1.02  EXHIBITS.

                  EXHIBIT A     Leased Premises
                  EXHIBIT B     Common Area Maintenance Charges

                          ARTICLE II - LEASED PREMISES

         Section 2.01 LEASED PREMISES.Landlord-TDYT does hereby demise and lease to Tenant-Turbo that certain area within the building located at __________ Road, Windsor, Connecticut, said area being shown on Exhibit A attached hereto and consisting of approximately ___________ square feet of space to be used for office space related to Tenant-Turbo's business (the "LEASED PREMISES"). Tenant-Turbo shall also have the right to use parking spaces, on a non-exclusive basis, located within the parking lot on the Property, free of charge throughout the lease term. Landlord-TDYT shall make available to Tenant-Turbo at least _____% of the parking spaces during the term hereof; Landlord-TDYT shall reserve for its own use at least _____ parking spaces in the front lot.

         Section 2.02 EXCLUSIONS FROM LEASED PREMISES.The remainder of the building not identified and defined as the Leased Premises is excluded from the area leased hereunder; such area is reserved for and by Landlord-TDYT and is referred to as the executive office area currently used by Landlord-TDYT. Further, Landlord-TDYT reserves full right of access to all common areas.

         Section 2.03 HOURS OF OPERATION.Tenant-Turbo shall have the right, but not the obligation, to open or remain open for such hours, including Sundays and legal holidays, as may be permitted by law. Tenant-Turbo shall be allowed access to the Leased Premises at all times relevant hereto.

                               ARTICLE III - TERM

         Section 3.01 TERM.Tenant-Turbo shall have and hold the Leased Premises for the term commencing on April 1, 2006 (the, "TERM COMMENCEMENT DATE"), and ending at midnight on March 31, 2011 (the "TERMINATION DATE"), unless sooner terminated as herein provided.

         Tenant-Turbo shall have a one time right to extend the term of this Lease, and to have and hold the Leased Premises for one contiguous extension term commencing on April 1, 2011 (the, "FIRST TERM EXTENSION COMMENCEMENT
DATE"), and ending at midnight on March 31, 2014 (the "FIRST EXTENSION TERMINATION DATE"), unless sooner terminated as herein provided. This right to extend the term of this Lease shall be exercised in writing on or before August 1, 2010 and no later than October 31, 2010.

         Tenant-Turbo shall have a one time right to extend the term of this Lease, and to have and hold the Leased Premises for a second contiguous extension term commencing on April 1, 2014 (the, "SECOND TERM EXTENSION COMMENCEMENT DATE"), and ending at midnight on March

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31, 2016 (the, "SECOND EXTENSION TERMINATION DATE"), unless sooner terminated as herein provided. This right to extend the term of this Lease shall be exercised in writing on or before August 1, 2013 and no later than October 31, 2013.

         HOWEVER, any right of Tenant-Turbo to exercise any right to extend the term of this Lease as set forth in the previous paragraphs shall not be effective in the event: (a) Tenant-Turbo shall then not be in good standing under this Lease, or (b) Landlord-TDYT shall have listed the Property and building thereon for sale with any commercial real estate broker during the extension exercise period referenced herein. Tenant-Turbo shall receive prompt written notice of any real estate sale listing or of any serious intention on the part of Landlord-TDYT to seek such a listing.

         Section 3.02 LEASE.Landlord-TDYT and Tenant-Turbo acknowledge that the Property, of which the Leased Premises is a part, is presently being leased by the Tenant-Turbo, as identified in Article I hereof. In the event that this Lease is terminated pursuant to this Section 3.02, any pre-paid rent or other payments (including the security deposit) held on account for the Tenant-Turbo shall be adjusted accordingly as of the date of termination and returned forthwith to the Tenant-Turbo.

                      ARTICLE IV - RENT AND OTHER CHARGES

         Section 4.01 YEARLY FIXED RENT PAYMENTS.Tenant-Turbo shall pay to Landlord-TDYT Yearly Fixed Rent payable in twelve equal monthly installments (the "Monthly Payment"), each Monthly Payment due in advance, with the first such Monthly Payment to be made on or before the Rent Commencement Date and subsequent Monthly Payments to be made, in advance, on or before the first (1st) day of each month. The Monthly Payment shall be prorated for portions of a calendar month at the beginning or end of said term. All rent and other payments shall be made to Landlord-TDYT or to such agent and at such place as Landlord-TDYT shall from time to time in writing designate, the Landlord-TDYT's Original Address being now so designated. The amount of Yearly Fixed Rent and Monthly Fixed Rent shall be as follows:

                  YEARLY FIXED RENT                           MONTHLY FIXED RENT
                  --------------------------------------------------------------

                  Year 1:         $___ per square foot        $_______
                  Year 2:         $___ per square foot        $_______
                  Year 3:         $___ per square foot        $_______
                  Year 4:         $___ per square foot        $_______
                  Year 5:         $___ per square foot        $_______

      FIRST EXTENSION TERM:

                  Year 6:         $___ per square foot        $_______
                  Year 7:         $___ per square foot        $_______
                  Year 8:         $___ per square foot        $_______

      SECOND EXTENSION TERM:

                  Year 9:         $___ per square foot        $_______
                  Year 10:        $___ per square foot        $_______

         Section 4.02 ADJUSTED RENT.This Section is not applicable.

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         Section  4.03 REAL  ESTATE  TAXES.(a)  PAYMENT  OF REAL  ESTATE  TAXES.
Tenant-Turbo shall be responsible for the payment of all real estate taxes assessed, for the pro rata share of taxes with respect to the Leased Premises for any portion of any municipal fiscal year coinciding with this Lease Term. Said payment, if any is due, shall be paid to Landlord-TDYT within twenty (20) days after the new real estate tax bill issued by the Town of Windsor is sent to Tenant-Turbo.

                  (b) ABATEMENT OF REAL ESTATE TAXES. Landlord-TDYT shall, from time to time, have the right, but not the obligation, to prosecute an abatement or otherwise contest any tax for which it is obligated to pay and, to the extent necessary and applicable, the Tenant-Turbo agrees to reasonably cooperate with the Landlord-TDYT in its prosecution of the same. Any abatement with respect to the Leased Premises shall be applied against the Monthly Fixed Rent. Tenant-Turbo shall have the right, upon prior written notice, to contest or challenge any property assessment valuation and tax, provided Landlord-TDYT does not intend to contest or challenge any property assessment or tax, and provided further, Tenant-Turbo shall be obligated hereunder for at least two remaining years of Rent.

         Section 4.04 UTILITIES.

                  (a) Subject to the limitations within this Section, Tenant-Turbo shall be responsible for all gas and electricity costs assessed to the Leased Premises. Landlord-TDYT may provide a separate meter for electricity use. Otherwise each meter reading shall be pro rated by the percentage of the square feet of space of the Leased Premises compared to the square feet of space of the Total Building Floor Area. With respect to gas, Tenant-Turbo shall be responsible for its proportionate share of said costs for the building and each meter reading shall be pro rated by the percentage of the square feet of space of the Leased Premises compared to the square feet of space of the Total Building Floor Area. Landlord-TDYT shall provide historical costs to Tenant-Turbo.

                  (b) Tenant-Turbo shall be responsible for the cost of all of its own (i) telephone charges and, (ii) if applicable, internet, cable television charges, and (iii) any other charges not listed in Section 4.05(a) hereof but incurred by Tenant-Turbo for services used at the Leased Premises. Landlord-TDYT may utilize such services at no cost during the lease term.

                  (c) If required services or utilities, including but not limited to, plumbing, heating, ventilation, air conditioning and electrical systems, are interrupted or otherwise cease to be provided (except for circumstances outside of Landlord-TDYT's control) and any part of the Leased Premises as a result becomes unfit for Tenant-Turbo's normal use for a period of five (5) consecutive days, then the Rent and any other charges payable by Tenant-Turbo shall be abated for the time period the Leased Premises are unfit for normal use. If the Leased Premises remained unfit for thirty (30) consecutive days, then Tenant-Turbo shall have the right to terminate the Lease.

         Section 4.05 COMMON AREA MAINTENANCE CHARGES ("CAM CHARGES").Tenant-Turbo shall pay as additional rent its proportionate share of the CAM Charges, as set forth on Exhibit "C", to the extent that said CAM Charges exceed the CAM Charges for the first twelve months of occupancy. Tenant-Turbo's proportionate share shall be the product which results by multiplying the CAM Charges in excess of the first year CAM Charges by Tenant-Turbo's proportionate share. If the building is not at least 95% occupied during all or a portion of any lease year, then Landlord-TDYT shall make an appropriate adjustment for each Lease year to determine what the Building CAM Charges would have been for such year as if the Building had been 95% occupied, and the amount so determined shall be deemed to be the amount of CAM Charges for the year. Tenant-Turbo's proportionate share shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord-TDYT. Tenant-Turbo, at reasonable times during regular business hours and upon prior written notice to Landlord-TDYT and not more than once per year, may review or audit the books and records of Landlord-TDYT relating to CAM Charges payable by Tenant-Turbo.

         Section 4.06 LATE PAYMENTS.If Tenant-Turbo fails to pay rent and such failure continues for a period of ten (10) days from the date said rent payment is due, or if the Tenant-Turbo fails to make any other payment(s) due under this Lease and said failure continues for a period of ten (10) days after written notice from Landlord-TDYT, then, notwithstanding any other remedy which Landlord-TDYT may have hereunder, Tenant-Turbo shall have a continuing obligation to make such payment, with interest on such payment and on any applicable penalty for late payment a rate of interest equal to one (1%) percent per month until paid.

                  ARTICLE V - CONSTRUCTION OF LEASED PREMISES

         It is hereby acknowledged by Landlord-TDYT and Tenant-Turbo that the Leased Premises shall be delivered in its "As Is" condition without any representations or warranties by Landlord-TDYT. Tenant-Turbo may not, without the prior written consent of Landlord-TDYT and, if required under the Lease, (which consent by Landlord-TDYT shall not be unreasonably withheld or delayed) make any change, alteration, addition or improvement to the Leased Premises. In making any addition, repairs, replacements, alterations or improvements, which are permitted by the written consent of Landlord-TDYT, and all of which Tenant-Turbo shall do at its sole cost and expense, any and all such construction and shall be performed in a good and first-class workmanlike manner and, furthermore, Tenant-Turbo shall not damage the Leased Premises or materially decrease the value of the Leased Premises. Unless otherwise agreed, any construction or improvement shall be deemed to be a part of the Leased Premises and shall be deemed to be the property of Landlord-TDYT. Tenant-Turbo shall be responsible for obtaining all permits and approvals necessary to complete any improvements and to occupy the Leased Premises. Unless otherwise agreed to in writing at the time of approval of the improvements, at the expiration of this Lease, improvements made by Tenant-Turbo to the Leased Premises (other than Tenant-Turbo's personal property, trade fixtures and equipment) shall become property of the Landlord-TDYT, unless notified in writing by the Landlord-TDYT on or before thirty (30) days prior to the expiration of this Lease requiring Tenant-Turbo to remove and dispose of any such improvements, fixture or the like located thereon. All of Tenant-Turbo's personal property and equipment shall be removed at the expiration of this Lease.

          ARTICLE VI - USE OF LEASED PREMISES; MAINTENANCE AND REPAIR

         Section 6.01 PERMITTED USES.Tenant-Turbo covenants and agrees that during the term of this Lease, the Leased Premises shall only be used as a manufacturing facility including office use and laboratory use, all related to Tenant-Turbo's business, ("PERMITTED USE").

         Section  6.02  COMPLIANCE  WITH  LAWS.Tenant-Turbo  shall at all  times comply with all applicable building, zoning and land use, environmental protection, sanitary and safety laws, rules and regulations and other governmental statutes, orders, rules or regulations as may be applicable to the Tenant-Turbo's use thereof and, furthermore, Tenant-Turbo shall not dump, flush, or in any way introduce any hazardous substances or any other toxic substances into the septic, sewage or other waste disposal system serving the Leased Premises, nor generate, store or dispose of hazardous substances in or on the Leased Premises or dispose of hazardous substances from the Leased Premises to any other location without advising Landlord-TDYT in writing and complying in all respects with any and all laws including, without limitation, the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. ss.6901 et seq. and the Connecticut General Statutes, CGSA ss.22a-452a, as amended (the "Superlien Act"); and shall notify Landlord-TDYT of any incident which would require the filing of a notice under any applicable environmental law. "Hazardous substances" as used in this paragraph shall mean "hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 6901 and regulations adopted pursuant to said Act. Tenant-Turbo shall indemnify Landlord-TDYT from and against any costs, expenses, suits, claims, damages, and reasonable attorney's fees relating in manner to the use, storage and/or existence of any hazardous materials on the Leased Premises.

         Section 6.03 NUISANCE.Tenant-Turbo shall not perform any act or allow any act or practice which may injure the Leased Premises or any other part of the Leased Premises or the Property, or cause offensive odors or discharges or loud noise or constitute a nuisance or menace or any threat of health to the neighborhood, or be detrimental to the operation, reputation, or appearance of the Leased Premises or the Property.

         Section 6.04 EXCESSIVE LOAD.This Section is not applicable.

         Section 6.05 MAINTENANCE AND REPAIR.

                  (a) TENANT-TURBO'S REPAIRS AND MAINTENANCE. Tenant-Turbo shall maintain and repair the Leased Premises and keep the same in good condition, free from trash or obstruction and in at least as good condition and repair (reasonable wear and tear and casualty or taking loss excepted) as it was on the Term Commencement Date. Tenant-Turbo shall be responsible for any and all minor repairs and/or maintenance to the Leased Premises and any and all repairs and/or maintenance to the Property and the Leased Premises caused by an act or omission by Tenant-Turbo or Tenant-Turbo's agents or employees. For purposes of this
Section 6.05(1), the term "minor repair" shall be defined as any repair that costs equal to or less than $20,000.00. Tenant-Turbo shall also be responsible, without limitation, for the following: (a) Removal of all trash from the Leased Premises; and (b) Landlord-TDYT shall take all steps necessary for rodent control; Tenant-Turbo shall use, if necessary, Terminex or other service of like or better quality to provide ongoing rodent control.

                  (b) STRUCTURAL AND MAJOR REPAIRS AND MAINTENANCE. Tenant-Turbo shall be solely responsible for any and all major repairs and maintenance of the Leased Premises (including, but not limited to, the structural portions of the building (including the roof), the plumbing, and electrical systems) not caused by or due to an act or omission by Landlord-TDYT or its agents or employees. Prior to Tenant-Turbo undertaking any structural and major repairs of the Property exceeding $25,000 for any single item or repair or aggregate of repairs, Tenant-Turbo and Landlord-TDYT shall agree upon a proportionate allocation of the financial responsibility of such structural or major repair, the parties intending that Tenant-Turbo's allocable share shall be equal to the percentage derived from the following ratio, the numerator of which is the number of months remaining in the Term and the denominator of which is the number of months of the anticipated useful life of the structural or major repair item.
Landlord-TDYT's allocable share shall be equal to 100% less Tenant-Turbo's allocable share. By way of example, if a new roof must be installed and there are 12 months remaining in the Term and the anticipated useful life of the roof is 240 months, Tenant-Turbo shall be responsible for 5% of the cost of such new roof and Landlord-TDYT shall be responsible for 95% of the cost of such new roof.

                  (c) HVAC REPAIRS AND REPLACEMENT. Tenant-Turbo shall be responsible to maintain the HVAC units within the building located on the Property.

                  (d) SINKING FUND. Tenant-Turbo shall pay to Landlord-TDYT $_____ monthly for the first 60 months of this Lease into a trust account up to a maximum balance of $_______. These monies shall be used by Landlord-TDYT to pay for the maintenance and repairs required under this Section 6.05. All repairs and maintenance required under Section 6.05 shall be paid for from the trust account provided Landlord-TDYT submits verifiable third-party proposals or work orders, or in the case of an emergency repair a verifiable invoice, to Tenant-Turbo. Verification of payment and the third-party proposals, work orders or invoices shall be promptly submitted to Tenant-Turbo. In the event the repairs and maintenance required under Section 6.05 exceed the trust balance, each shortfall shall be promptly paid by Tenant-Turbo. Upon the later of the expiration of the term of this Lease or the expiration of the first extension of this Lease, provided Tenant-Turbo is in good standing hereunder and there are no outstanding work orders or obligations for repairs required under Section 6.05, then Landlord-TDYT shall refund the then outstanding trust balance to Tenant-Turbo.

         Section 6.06 PROPERTY INSTALLED BY TENANT-TURBO.All of the furnishings, fixtures, machinery, equipment, effects and property of every kind, nature and description belonging to Tenant-Turbo and to any persons claiming by, through or under Tenant-Turbo which, during the term of this Lease or any occupancy of the Leased Premises by Tenant-Turbo or anyone claiming under Tenant-Turbo, may be on the Leased Premises, shall be at the sole risk and hazard of Tenant-Turbo.

         Section 6.07 Tenant-Turbo shall have the right to place signage on the building in a location (and size) to be mutually agreed upon by the Landlord-TDYT and Tenant-Turbo. Tenant-Turbo shall not place any signage on the Building until approval has first been granted by the Landlord-TDYT (which approval shall not be unreasonably withheld or delayed), and until after all necessary local and state permits and approvals have been obtained by the Tenant-Turbo, at Tenant-Turbo's sole cost and expense. All signage must comply with all state and Town of Windsor regulations pertaining to signage.

         Section 6.08 ESTOPPEL CERTIFICATE.Upon not less than fifteen (15) business days' prior written notice by Landlord-TDYT or Tenant-Turbo, the other party shall execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect and that except as stated therein the other party has no knowledge of any defenses, offsets or counterclaims against the Tenant-Turbo's obligations to pay the Fixed Rent and additional rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Yearly Fixed Rent and additional rent and other charges have been paid and a statement that the requesting party is not in default hereunder (or if in default, the nature of such default, in reasonable detail). Any such statement delivered pursuant to this Section may be relied upon by any third party, or any prospective assignee of any such mortgage.

                            ARTICLE VII - INSURANCE

         Section 7.01 INSURANCE BY TENANT-TURBO.Tenant-Turbo agrees to maintain in full force from the date of commencement of this Lease and throughout the term hereof (i) a policy of Fire and Casualty Insurance covering Tenant-Turbo's personal property and items within the Leased Premises (including all improvements and alterations thereto), Tenant-Turbo's trade fixtures, equipment and inventory, in amounts not less than one hundred percent (100%) of the full insurable replacement value thereof; and (ii) a policy of Comprehensive General Liability insurance with the broadest coverage which is available. The minimum limits of such Comprehensive General Liability insurance shall be Five Million Dollars ($5,000,000.00) per occurrence combined for Bodily Injury Liability (including death) and Property Damage Liability. Tenant-Turbo shall also maintain such additional insurance as Landlord-TDYT may reasonably require. Tenant-Turbo further agrees to maintain a Worker's Compensation and Employer's Liability Insurance policy with statutory limits.

         Section 7.02 LANDLORD-AS ADDITIONAL INSURED.Tenant-Turbo agrees that Landlord-TDYT (and any mortgagees of the Property or such other persons as are in privity of estate with Landlord-TDYT as it may indicate from time to time) shall be named as additional insureds on all such policies. A duplicate copy of a certificate with respect to each such policy will be furnished to the Landlord-TDYT. All such policies will be issued by present insurance carrier or other responsible and reputable companies reasonably satisfactory to the Landlord-TDYT, and authorized to transact business in the State of Connecticut. All policies of insurance required to be maintained by Tenant-Turbo hereunder shall not be subject to cancellation except upon thirty (30) days prior written notice to Landlord-TDYT and any other such party of interest designated by Landlord-TDYT.

         Section 7.03 INSURANCE TAKEN OUT BY LANDLORD-TDYT.Landlord-TDYT shall take out and maintain throughout the Term of this lease the following insurance:

                  (a) Comprehensive liability insurance for the Property of the same nature and type as described in Section 7.01, above (but which shall not be duplicative of the insurance described therein - excess coverage not being deemed duplicative for the purpose hereof), with such policy limited as Landlord-TDYT may consider appropriate;

                  (b) All risk fire and casualty insurance on a replacement value, agreed amount basis, together with rental loss coverage and, if Landlord-TDYT so elects, flood coverage to the extent the same is available, insuring the Building and its rental value; and

                  (c) To the extent readily available in the domestic  insurance market, insurance against loss or damage from sprinklers and from leakage or explosions or cracking of boilers, pipes carrying steam or water, or both, pressure vessels or similar apparatus, in the so-called "broad form", in such amounts as Landlord-TDYT may consider appropriate, and insurance against such other hazards and in such amounts as may from time to time be required by any bank, insurance company or other lending institution holding a first mortgage on the Building.

         Landlord-TDYT  shall  have  no  obligation  to  insure   Tenant-Turbo's
personal property or chattels, including without limitation, Tenant-Turbo's trade fixtures, equipment and inventory.

                     ARTICLE VIII - LANDLORD-TDYT'S ACCESS

         Landlord-TDYT and its duly authorized agents shall have the right during regular business hours and upon reasonable prior written notice to enter upon the Leased Premises for the purpose of performing any work, inspection or repair, provided that the right of access under this Section shall be immediate upon prior telephone notice if any emergency is deemed to exist by the Landlord-TDYT. Landlord-TDYT shall also have the right, after giving prior notice to the Tenant-Turbo, to make access available during regular business hours and upon reasonable notice to the Tenant-Turbo to existing or bona fide prospective mortgagees, purchasers, or landlords of the Leased Premises (however, with respect to landlords, only during the last nine (9) months of the lease term).

         Landlord-TDYT shall at all times have and retain a key with which to unlock all doors in the Leased Premises, excluding Tenant-Turbo vaults, safes, and areas of the Leased Premises designated by Tenant-Turbo as being high security areas, to which areas Tenant-Turbo will provide access to
Landlord-TDYT, as needed, upon reasonable notice from Landlord-TDYT to Tenant-Turbo. Landlord-TDYT, or Landlord-TDYT's representatives, may enter the Leased Premises during normal working hours only with a Tenant-Turbo escort; however, for so long as Landlord-TDYT holds an equity interest in Tenant-Turbo in excess of either twenty (20%) percent or valued in excess of $1 million, then neither an escort nor notice shall be required. Notice must be given to Tenant-Turbo in advance, except as otherwise provided herein, for Landlord-TDYT, or Landlord-TDYT's representatives, to enter high security areas, as designated by Tenant-Turbo, of the Leased Premises in order that required security preparations can be completed in advance.

                   ARTICLE IX - SURRENDER OF LEASED PREMISES

         Tenant-Turbo shall deliver up and surrender to Landlord-TDYT possession of the Leased Premises including all fixtures permanently attached to the Leased Premises during the term hereof (except Tenant-Turbo's trade fixtures), upon the termination of this Lease, in as good condition and repair as the same were in at the beginning of the term of this Lease, reasonable wear and tear and damage by fire, casualty or loss by taking alone excepted. Upon such delivery and surrender of possession Tenant-Turbo shall remove from the Leased Premises all personal property of Tenant-Turbo, as provided herein. At Landlord-TDYT's option, any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord-TDYT in such manner as Landlord-TDYT shall determine and Tenant-Turbo shall pay Landlord-TDYT the entire reasonable cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs to the Leased Premises and for use and occupancy during the period after the expiration of the Term and prior to Tenant-Turbo's performance of its obligations under this Article. Tenant-Turbo shall further indemnify Landlord-TDYT against all loss, cost and damage resulting from Tenant-Turbo's failure and delay in surrendering the Leased Premises as herein provided, and for any and all costs incurred by Landlord-TDYT to remove any or Tenant-Turbo's personal items or property from the Leased Premises.

                   ARTICLE X - CASUALTY, EMINENT DOMAIN, ETC.

         Section 10.01 RENT ABATEMENT.. If the Leased Premises shall be damaged by fire or casualty, the rent and the charges payable by Tenant-Turbo hereunder shall abate or be reduced proportionately for the period beginning with the date of such damage in which, by reason of such damage, there is substantial interference with the operation of Tenant-Turbo's use of the Leased Premises, having regard to the extent to which Tenant-Turbo be required to discontinue Tenant-Turbo's use of the Leased Premises, but such abatement or reduction shall end when Landlord-TDYT shall have restored the Leased Premises (exclusive of any of Tenant-Turbo's fixtures, furnishings, equipment and the like) to substantially the condition in which the Leased Premises were in prior to such damage. If the damage to the Leased Premises is not restored within 120 days of such damage, then Tenant-Turbo shall have the option to terminate the Lease. Notwithstanding the above, if the Leased Premises are deemed by the Tenant-Turbo to be damaged in excess of twenty-five (25%) of the value of the Leased Premises, then, by written notice to the Landlord-TDYT, the Tenant-Turbo shall have the right to terminate this Lease without prejudice, provided Tenant-Turbo is current on all Rent, Additional Rent, or other costs or charges due under this Lease.

         Section 10.02 ASSIGNMENT OF RIGHTS TO THE LANDLORD-TDYT.Landlord-TDYT shall have and hereby reserves and accepts, and Tenant-Turbo hereby grants and assigns to Landlord-TDYT, all rights to recover for damages to the Leased Premises, the Property, and the leasehold interest hereby created (other than Tenant-Turbo's insurance policies), and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant-Turbo hereby grants and assigns, and covenants with Landlord-TDYT to grant and assign to Landlord-TDYT all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant-Turbo from making an insurance claim upon insurance maintained by Tenant-Turbo for the value of any of Tenant-Turbo's trade fixtures or other personal property owned by Tenant-Turbo damaged by any fire or other casualty, or to prevent Tenant-Turbo from prosecuting in any condemnation proceedings a claim for the value of any Tenant-Turbo's trade fixtures installed in the Leased Premises by Tenant-Turbo at Tenant-Turbo's expense and for relocation expenses and the unamortized costs of Tenant-Turbo improvements to the building and any net income loss of business, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord-TDYT from the taking authority.

         Section 10.03 LEASE/ASSIGNMENT.Tenant-Turbo shall not have any right to lease the Leased Premises or any portion of the Leased Premises and, furthermore, Tenant-Turbo shall not have any right to assign this Lease, without the prior written consent of Landlord-TDYT, which consent shall not be unreasonably withheld or delayed. If the rent and other sums and consideration received by Tenant-Turbo on account of any such sublease or assignment exceed the then applicable Yearly Fixed Rent allocable to the Leased Premises or to the space subject to the sublease, as the case may be, Tenant-Turbo shall pay to Landlord-TDYT, as additional rent hereunder, all of such excess, monthly as received by Tenant-Turbo, less Tenant-Turbo's reasonable expenses incurred in respect of such assignment or sublease, including brokerage commissions to a licensed third party real estate broker, advertising and reasonable attorney's fees, and the reasonable costs of repairs or fit-up or alterations to the Leased Premises for such assignee or Landlord-TDYT.

                         ARTICLE XI - EVENTS OF DEFAULT

         Section 11.01 EVENTS OF DEFAULT.If any of the following events occur, it is hereby defined as and declared to be and to constitute an "Event of Default" hereunder:

         Section 11.02 FAILURE TO PAY.Failure to make any payment of rent or additional rent when said payment is due hereunder.

         Section 11.03 FAILURE TO COMPLY WITH COVENANTS.Failure of Tenant-Turbo to perform or observe any covenant, agreement or condition on its part contained in this Lease, which failure shall have continued for a period of ten (10) days after written notice given by Landlord-TDYT, specifying the failure and requiring the same to be remedied; unless, however, such condition cannot reasonably be cured within said ten (10) day period and provided Tenant-Turbo uses or is using all diligent efforts to cure said defect or condition.

         Section 11.04 SUSPENSION OF BUSINESS.Tenant-Turbo shall abandon the Leased Premises for a period of greater than 30 days, while in default.

         Section 11.05 INSOLVENCY.Any act by, against, or relating to the Tenant-Turbo, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the Tenant-Turbo's property, and such appointment is not dismissed within ninety
(90) days after it is begun; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Tenant-Turbo, or the occurrence of any other voluntary or involuntary liquidation or extension of debt against agreement for the Tenant-Turbo; adjudication of bankruptcy or insolvency relative to the Tenant-Turbo, where such proceeding is not dismissed within ninety (90) days after it is begun; the entry of an order for relief or similar order with respect to the Tenant-Turbo in any proceeding pursuant to the Bankruptcy Reform Act of 1978 (commonly referred to as the Bankruptcy Code) or any other federal bankruptcy law; the filing of any complaint, application, or petition by or against the Tenant-Turbo initiating any matter in which the Tenant-Turbo is or may be granted relief from the debts of the Tenant-Turbo pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the offering by or entering into by the Tenant-Turbo of any composition, extension or any other arrangement seeking relief or extension for the debts of the Tenant-Turbo, generally, or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including the Tenant-Turbo which seeks or intends to accomplish a reorganization or arrangement with creditors.

         Section 11.06 WRIT OF ATTACHMENT; EXECUTION.Tenant-Turbo shall suffer any writ of attachment or execution or any similar process to be issued or levied against the Leased Premises or all or a substantial part of its property, which writ or process is not discharged, released, stayed, bonded or vacated within forty-five (45) days after its entry, issue or levy.

         Section  11.07  TRANSFER  OF  OWNERSHIP.There   occurs  any  breach  by
Tenant-Turbo of the terms of Article XIII hereof.

               ARTICLE XII - LANDLORD-TDYT'S REMEDIES ON DEFAULT

         Section 12.01 REMEDIES.Whenever any Event of Default under Article XI of this Lease shall have happened any one or more of the following remedial steps may be taken:

                  12.01.1 ACTION UNDER LAW OR EQUITY.Subject to applicable law, Landlord-TDYT may take whatever action at law or in equity as may appear necessary or desirable to collect all rent and other payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of Tenant-Turbo under this Lease.

                  12.01.2 POSSESSION; SUBLEASE.Subject to applicable law and upon prior notice to Tenant-Turbo, Landlord-TDYT may re-enter and take possession of the Leased Premises without terminating this Lease, and sublease the Leased Premises for the account of Tenant-Turbo, using reasonable best efforts to mitigate its damages.

                  12.01.3   TERMINATION  OF  LEASE.Subject  to  applicable  law,
         Landlord-TDYT may terminate the Lease, exclude Tenant-Turbo from possession of the Leased Premises and in such event Landlord-TDYT shall use its best efforts to lease the Leased Premises to another for the account of Landlord-TDYT, but such obligation shall not be treated as requiring Landlord-TDYT to favor the Leased Premises over any other space which it may have available for leasing.

                  12.01.4 COLLECTION OF RENTS.Tenant-Turbo shall be liable for and shall pay, on the days originally fixed herein for payment, any and all rent and other amounts due under the terms of the Lease as if the Lease had not been terminated or an Event of Default had not occurred, regardless of whether the Landlord-TDYT has sublet or relet the Leased Premises, less credit from any proceeds to Landlord-TDYT from any new Tenant-Turbo, it being understood, however, that Landlord-TDYT shall only be required to use reasonable best efforts to mitigate damages.

                  12.01.5 ALTERATIONS AND REPAIRS.Tenant-Turbo shall have the right from time to time during the Term of this Lease, at Tenant-Turbo's sole expense and without Landlord-TDYT's consent, to make non-structural alterations to the Leased Premises. All alterations permitted hereunder shall be performed in a good and workmanlike manner, and in full compliance with all applicable laws. Tenant-Turbo shall not permit any mechanics' or other liens to be placed upon the Leased Premises during the Term of this Lease caused by or resulting from any work performed, materials or supplies furnished by or at the request of Tenant-Turbo. In the case of the filing of any such lien, Tenant-Turbo shall cause the same to be discharged of record within sixty (60) days after Tenant-Turbo is notified that such lien has been filed.

                  12.01.6   LIQUIDATED   DAMAGE.Tenant-Turbotec   or  its  legal
         representatives shall pay to the Landlord-TDYT, as liquidated damages for the failure of Tenant-Turbo to observe and perform Tenant-Turbo's covenants herein contained, any deficiency between the rent hereby reserved and the net amount, if any, of the rents collected on account of any lease or leases of the Leased Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord-TDYT to relet the Leased Premises or any part or parts thereof shall not release or affect Tenant-Turbotec's liability for damages. Landlord-TDYT, at its option, may make such alterations, repairs or replacements and decorations on the Leased Premises that the Landlord-TDYT, in its sole judgment, considers advisable and necessary for the purposes of reletting the Leased Premises. The making of such alterations or decorations shall not operate or be construed to release Tenant-Turbo from liability hereunder. Landlord-TDYT shall, in no event, be liable for failure to relet the Leased Premises or, if the Leased Premises are relet, for failure to collect the rent thereof under such reletting.

         Section 12.02 REMEDIES CUMULATIVE.No remedy herein conferred upon or reserved to Landlord-TDYT by this Lease is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         Section 12.03 LANDLORD-TDYT'S RIGHT TO CURE DEFAULT.Landlord-TDYT may, but shall not be obligated to, cure, at any time, following ten (10) days' prior notice to Tenant-Turbo, except in cases of emergency when no notice shall be required, any default by Tenant-Turbo under this Lease; and whenever Landlord-TDYT so elects, all reasonable costs and expenses incurred by Landlord-TDYT, including reasonable attorneys' fees, in curing an Event of Default shall be paid by Tenant-Turbo to Landlord-TDYT as Additional Rent on demand, together with interest thereon at the rate provided in Section 4.06 from the date of payment by Landlord-TDYT to the date of payment by Tenant-Turbo. Notwithstanding the foregoing, in the event of an emergency Landlord-TDYT agrees to use reasonable efforts to notify Tenant-Turbo promptly.

         Section 12.04 COST OF COLLECTION.If any event of default provided for in Article XI should occur and Landlord-TDYT should employ attorneys or incur other reasonable expenses for the collection of the rent and additional rent payments or any other sums due hereunder or the enforcement or performance or observance of any obligation or agreement on the part of the Tenant-Turbo herein contained, Tenant-Turbo agrees that it will on demand therefore reimburse the Landlord-TDYT for reasonable attorneys' fees and such other expenses so incurred.

         Section 12.05 WAIVERS.If any agreement contained herein should be breached by any party and thereafter waived by another party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                    ARTICLE XIII - ASSIGNMENT AND SUBLEASING

         Section 13.01 ASSIGNMENT AND SUBLETTING.As stated previously, Tenant-Turbo shall not have the right to assign this Lease, or sublet the whole or any part of the Leased Premises, without the prior written consent of Landlord-TDYT, which shall not be unreasonably withheld or delayed.

         However, consent to a sublease by any entity owning at least ninety (90%) percent of Tenant-Turbo is hereby granted, provided ninety (90) days advance written notice is given to Landlord-TDYT containing (a) the name and address of the proposed subtenant, (b) a current financial statement of the proposed subtenant, and provided, (c) a sublease agreement acceptable to Landlord-TDYT has been duly executed. Any such sublease shall not constitute a substitution of tenants and shall not release any obligation of Tenant-Turbo hereunder.

         Section 13.02  LIMITATION ON CONSENT TO  SUBLEASE.Any  consent given by
Landlord-TDYT   to  any  assignment  or  subletting,   or  acquiescence  by  the
Landlord-TDYT to any assignment or subletting without its consent:

                  (a) shall not release Tenant-Turbo from any responsibility for the performance of all of the terms and provisions of this Lease and Tenant-Turbo shall remain responsible for such performance;

                  (b) shall not be construed as a waiver of the duty of Tenant-Turbo or its legal representatives, successors or assigns to obtain consent to any other subletting or assignment; and

                  (c) shall not be construed as to modify or limit Landlord-TDYT rights under this Article.

         Section 13.03 EXCESS RENT.If the rent and other sums and consideration received by Tenant-Turbo on account of any such sublease or assignment exceed the then applicable Yearly Fixed Rent allocable to the Leased Premises or to the space subject to the sublease, as the case may be, Tenant-Turbo shall pay to Landlord-TDYT, as additional rent hereunder, all of such excess, monthly as received by Tenant-Turbo, less Tenant-Turbo's reasonable expenses incurred in respect of such assignment or sublease, including brokerage commissions to a licensed third party real estate broker, advertising and reasonable attorney's fees, and the reasonable costs of repairs or fit-up or alterations to the Leased Premises for such assignee or Landlord-TDYT.

                         ARTICLE XIV - QUIET ENJOYMENT

         Subject to the performance by Tenant-Turbo of the terms, covenants and conditions of this Lease on the part of Tenant-Turbo to be kept and performed, Landlord-TDYT warrants, covenants and represents that Tenant-Turbo shall have the quiet and peaceable use, occupancy, possession and enjoyment of the Leased
Premises  for  the  purpose  demised,   without  any
hindrance or disturbance whatsoever throughout the term hereof, subject, however, to the provisions of this Lease.

                      ARTICLE XV - SUBORDINATION OF LEASE

         This Lease shall be subject and subordinate at all times to the lien and operation of any mortgage now or hereafter granted or placed by Landlord-TDYT's bank on the Leased Premises or the Property and to all renewals, modifications, replacements and extensions thereof, without the necessity of any further instrument or act on the part of Tenant-Turbo to effectuate such subordination. Tenant-Turbo agrees that at the option of any mortgagee in possession this Lease shall remain in full force and effect and Tenant-Turbo shall attorn to any mortgagee in possession or the purchaser thereof as Landlord-TDYT under this Lease. Tenant-Turbo shall make, execute, acknowledge and deliver any and all instruments deemed necessary by any such mortgagee or security holder to accomplish such subordination upon demand, provided that such mortgagee or security holder agrees not to disturb Tenant-Turbo's enjoyment of the Leased Premises should Tenant-Turbo not be in default of this Lease. Landlord-TDYT shall use best efforts to furnish Tenant-Turbo with an agreement by any mortgagee of the Leased Premises not to disturb Tenant-Turbo's tenancy if Landlord-TDYT is in compliance with the terms and conditions of this Lease.

                      ARTICLE XVI - WAIVER OF SUBROGATION

         Notwithstanding anything set forth in this Lease to the contrary, Landlord-TDYT and Tenant-Turbo do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective agents, officers and employees for any loss or damage that may occur to the Leased Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause which is insured against under the terms of the standard fire and extended coverage insurance policy or policies, with vandalism, malicious mischief and all-risk coverage, building and contents and rent and business interruption insurance, or other insurance in effect from time to time required to be carried by the Landlord-TDYT and Tenant-Turbo, or for which Landlord-TDYT or Tenant-Turbo may be reimbursed as a result of insurance coverage affecting any loss suffered by either party hereto, regardless of cause or origin, including the negligence of Landlord-TDYT or Tenant-Turbo, or their respective agents, officers and employees. In addition, all insurance policies carried by either party covering the Leased Premises including, but not limited to, contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer against the other party, provided that insurance including such waiver is commercially available, for damage to or destruction of the Leased Premises or contents therein resulting from the acts, omissions or negligence of the other party. If either party is unable to obtain such a waiver, this Article XVI shall be of no force or effect.

                         ARTICLE XVII - INDEMNIFICATION

         Section 17.01 INDEMNIFICATION BY TENANT-TURBO.(a) During the term of this Lease and for six months thereafter, Tenant-Turbo shall indemnify Landlord-TDYT and save Landlord-TDYT harmless from and against any and all claims, actions, damages, liability and expenses: (i) in connection with any loss, damage or injury to persons or property occurring in the Leased

Premises unless caused by the negligence or willful misconduct of Landlord-TDYT, its employees, agents or contractors, or Landlord-TDYT's failure to perform any of its obligations under this Lease; or (ii) occasioned to the extent of any negligent act or omission of Tenant-Turbo, Tenant-Turbo's agents, contractors, invitees, customers or employees; or (iii) occasioned by any violation by Landlord-TDYT of any agreement, covenant or condition of this Lease; or (iv) in connection with any liability under or lien imposed pursuant to the Superlien Act by reason of any act or action or failure to act by the Tenant-Turbo or any of the Tenant-Turbo's agents, contractors, invitees, customers or employees; or
(v) from all loss, cost, liability, damage, and expense, including, without limitation, reasonable attorneys' fees and the cost of litigation arising under Hazardous Waste Laws due to any act or omission of Tenant-Turbo, including Tenant-Turbo's agents, employees or invitees. In case Landlord-TDYT shall, without fault on its part, be made a party to any litigation commenced by or against Tenant-Turbo, then Tenant-Turbo shall protect and hold Landlord-TDYT harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord-TDYT in connection with such litigation.

         Section 17.02 LIMITATION OF LIABILITY OF LANDLORD-TDYT.Tenant-Turbo agrees that Landlord-TDYT shall not be responsible or liable to Tenant-Turbo or those claiming by, through, or under Tenant-Turbo, or its or their property, from damage resulting from the breaking, bursting, stopping, or leaking of electric wires or cables, water, gas, sewer, or steam pipes, from roof leaks, and the like, unless due to Landlord-TDYT's negligence or willful act.

         Section 17.03 INDEMNIFICATION BY LANDLORD-TDYT.Landlord-TDYT shall indemnify Tenant-Turbo and save Tenant-Turbo harmless from and against any and all claims, actions, damages, liability and expenses of whatever nature (i) in connection with loss, damage or injury to persons or property occurring on the Property and not within the Leased Premises, unless caused by the negligence or willful misconduct of Tenant-Turbo, its employees, agents or contractors, or Tenant-Turbo's failure to perform any of its obligations under this Lease; or
(ii) occasioned to the extent of any negligent act or omission of Tenant-Turbo, Tenant-Turbo's agents, contractors, invitees, customers or employees. In case Tenant-Turbo shall, without fault on its part, be made a party to any litigation commenced by or against Landlord-TDYT in violation of the terms of this Section 17.03, then Landlord-TDYT shall protect and hold Tenant-Turbo harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Tenant-Turbo in connection with such litigation.

                         ARTICLE XVIII - MISCELLANEOUS

         Section 18.01 WAIVERS.No waiver by either party of any of the terms, covenants, provisions, conditions, rules and regulations required by this Lease, and no waiver of any legal or equitable relief or remedy shall be implied by the failure of either party to assert any of its rights, or to declare any forfeiture or for any other reason, and no waiver of any of said terms, provisions, covenants, rules and regulations shall be valid unless it shall be in writing signed by both parties hereto.

         Section 18.02 NOTICE OF LEASE.Tenant-Turbo agrees that it will not record this Lease. The parties agree that either party may record a notice of lease.

         Section 18.03 NOTICES.All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given three (3) days after the date when mailed by registered or certified mail, return receipt requested, postage prepaid, or one (1) day after the date when sent by reputable overnight courier providing proof of delivery, addressed as follows:

                  To Landlord-TDYT:   Thermodynetics
                                      651 Day Hill Road
                                      Windsor, CT 06095

                                      Attention: Office of the President

                  To Tenant-Turbo:    Turbotec Products, Inc.
                                      651 Day Hill Road
                                      Windsor, CT 06095

                                      Attention: Office of the President



                  With a copy to:



or to such other address as may be specified from time to time, in writing, given to the other party in accordance with the terms of this Section.

         Section 18.04 BIND AND INURE; LIMITATION OF LANDLORD-TDYT'S LIABILITIES.The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors. No individual partner, trustee, stockholder, member, officer, director, employee or beneficiaries of Landlord-TDYT shall be personally liable under this Lease and Tenant-Turbo shall look solely to Landlord-TDYT's interest in the Building, and upon any rents, issues and profits generated by the Building after the issuance of a final, non-appealable judgment against the Landlord-TDYT in favor of the Tenant-Turbo, in pursuit of its remedies upon an event of default hereunder, and the general assets of the individual partners, trustees, stockholders, members, officers, directors, employees or beneficiaries of Landlord-TDYT shall not be subject to levy execution or other enforcement procedure for the satisfaction of the remedies of Tenant-Turbo.

         Section 18.05 LANDLORD-TDYT'S DEFAULT.Landlord-TDYT shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 20 days after written notice from Tenant-Turbo or such additional time as is reasonably required to commence the correction of, and thereafter correct, any such default after notice has been given by Tenant-Turbo to Landlord-TDYT specifying the nature of Landlord-TDYT's alleged default. Tenant-Turbo shall have no right to terminate this Lease for any default by Landlord-TDYT hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder. Landlord-TDYT's liability for maintenance and repair shall always be limited to the cost of making such repair or accomplishing such maintenance and repair. If no action is taken by the Landlord-TDYT to cure any defect or default hereunder, and if such defect or default continues for a period of thirty (30) days after written notice is received from the Tenant-Turbo, then the Tenant-Turbo shall have the right to cure such defect or default and to obtain reasonable reimbursement from the Landlord-TDYT for any costs or expenses that are attributable to the Landlord-TDYT in accordance with this Lease.

         Section 18.06 BROKERAGE.Landlord-TDYT shall be responsible for the payment of all brokerage services to in connection with this Lease, it being acknowledged by both parties hereto that the sole broker involved herewith is Parsons Commercial Group. Tenant-Turbo shall indemnify Landlord-TDYT from any brokerage commission claimed by any other party other than the broker listed above.

         Section 18.07 SEVERABILITY.If any clause, sentence, paragraph or part of this Lease shall, for any reason, be finally adjudged by any court of competent jurisdiction to be unconstitutional or invalid, such judgment shall not affect, impair or invalidate the remainder of this Lease but shall be confined in its operation to the clause, sentence, paragraph or any part thereof directly involved in the controversy in which such judgment has been rendered. The unconstitutionality, invalidity or ineffectiveness of any one or more provisions or covenants contained in this Lease shall not relieve Tenant-Turbo from liability to make the payments of rental provided herein.

         Section 18.08 ACCEPTANCE OF LESSER PAYMENTS.No payment by Tenant-Turbo or acceptance by Landlord-TDYT of a lesser amount than shall be due from Tenant-Turbo to Landlord-TDYT shall be treated otherwise than as a payment on account. The acceptance of a check by Landlord-TDYT for a lesser amount with any endorsement or statement thereon, or upon any letter accompanying such check, that any such lesser amount is payment in full, shall be of no effect, and Landlord-TDYT may accept such check without prejudice to any other rights or remedies Landlord-TDYT may have against Tenant-Turbo.

         Section 18.09 LEASE NOT PARTNERSHIP.Landlord-TDYT does not, in any way or for any purpose, become a partner of Tenant-Turbo in the conduct of Tenant-Turbo's business, or otherwise, or joint venturer, or a member of a joint enterprise with Tenant-Turbo by virtue of this Lease.

         Section 18.10 CAPTIONS.The captions or headings in this Lease are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Lease.

         Section 18.11 CONNECTICUT LAW.This Lease and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Connecticut. Each party submits itself to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Lease.

         Section 18.12 EXCUSABLE DELAYS.In the event either party hereto shall be delayed or hindered in or prevented from the performance of any act required under this Lease by reason of adverse weather conditions, strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental law or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay, and the period for the performance of any such delay. The provisions of this Article shall not operate to excuse Tenant-Turbo from prompt payment of rent or any other payment required by the terms of this Lease.





IN WITNESS WHEREOF, Landlord-TDYT, being hereunto authorized, has caused this Lease to be executed and delivered in its name and Tenant-Turbo, being hereunto authorized, has caused this Lease to be executed and delivered in its name and behalf and its seal to be hereunto affixed by its officers thereunto duly authorized, all as of the date first above written.



ATTEST:                                         LANDLORD-TDYT:

                                                THERMODYNETICS, INC.

   -----------------------------

                                                BY:________________________
   -----------------------------                   Robert A. Lerman
                                                   President


ATTEST:                                         TENANT-TURBO:

                                                TURBOTEC PRODUCTS, INC.

   -----------------------------

                                                BY:________________________
   -----------------------------                   Robert I. Lieberman
                                                   President

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